SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


        Date of Report (Date of Earliest event Reported): April 12, 2004
                               (January 27, 2004)


                  MINGHUA GROUP INTERNATIONAL HOLDINGS LIMITED
             (Exact name of registrant as specified in its charter)


             New York                     0-30183                 13-4025362
   ------------------------------   ----------------------  --------------------
  (State or Other Jurisdiction of  (Commission File Number)    (IRS Employer
   Incorporation or Organization)                            Identification No.)


                          Guangdong Bian Fang Building
                                   10th Floor
                                   Fujing Road
                        Futian District, Shenzhen, 518033
                           People's Republic of China

                     --------------------------------------
                    (Address of Principal Executive Offices)


                                 +852-6011-6766
                          -----------------------------
                         (Registrant's Telephone Number)

      This Current Report on Form 8-K/A (this "Amendment") amends the Current Report on Form 8-K (the "Original Form 8-K") filed by Minghua Group International Holdings Limited (the "Company") on March 29, 2004. The sole purpose of this Amendment is to amend and restate Item 7 of the Original Form 8-K to read in its entirety as set forth below.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

      (a)   Financial Statements of Guangzhou City View Bus Installation Co.,
            Ltd.

      (b) Pro Forma Financial Information of Guangzhou City View Bus Installation Co., Ltd. See Note 9 to Item 7(a).

      (c)   Exhibits.


    Exhibit No.                      Description of Exhibit

       10.3 Supplemental Agreement, dated January 27, 2004, among Minghua Environmental Protection Science and Technology Limited, Good View Bus Manufacturing (Holdings) Company Limited, Eagle Bus Development Limited, Sin Keung Kok and Po Yin Cheung. (Incorporated by reference to Exhibit 10.3 of the Original Form 8-K)

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: April 12, 2004

                           MINGHUA GROUP INTERNATIONAL HOLDINGS LIMITED

                           By: /s/ Albert Wong
                               ------------------------------------
                               Albert Wong, Chief Executive Officer

              GUANGZHOU CITY VIEW BUS INSTALLATION COMPANY LIMITED

                                DECEMBER 31, 2003

                                      INDEX


                                                                   PAGE
                                                                   ----

INDEX TO FINANCIAL STATEMENTS                                      F-1


INDEPENDENT AUDITORS' REPORT                                       F-2


FINANCIAL STATEMENTS:
          BALANCE SHEETS                                           F-3


          STATEMENTS OF OPERATIONS AND DEFICIT                     F-4


          STATEMENTS OF CASH FLOWS                                 F-5


          NOTES TO THE FINANCIAL STATEMENTS                        F-6 - F-13

              GUANGZHOU CITY VIEW BUS INSTALLATION COMPANY LIMITED

                          INDEPENDENT AUDITORS' REPORT

To the Board of Directors and Shareholders
Guangzhou City View Bus Installation Company Limited
Guangzhou, China

We have audited the accompanying balance sheet of Guangzhou City View Bus Installation Company Limited as of December 31, 2003 and the related statements of operations and stockholders' deficiency and cash flows for the years ended December 31, 2003 and 2002. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Guangzhou City View Bus Installation Company Limited as of December 31, 2003 and the results of its operations and its cash flows for the years ended December 31, 2003 and 2002, in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 2 to the financial statements, the Company has suffered recurring losses from operations and has a net capital deficiency that raises substantial doubt about its ability to continue as a going concern. The financial statements do not include any adjustments that might result from the outcome of this uncertainty. Also, as discussed in Note 1 to the financial statements, the Company has title to two factories, but only has the legal rights to conduct its operations and hold all of its assets in one factory. Accordingly, these financial statements include only the assets and activity of this one factory.

/s/ KND & CO. CPA LIMITED
Certified Public Accountants
Hong Kong, China
April 9, 2004

              GUANGZHOU CITY VIEW BUS INSTALLATION COMPANY LIMITED

                                 BALANCE SHEETS

                                DECEMBER 31, 2003

                                     Assets
Current assets :
     Cash                                                     $         5,275
     Accounts receivable                                                4,227
     Inventories                                                    1,714,957
     Others receivable                                                523,857
                                                              ---------------

           Total Current Assets                                     2,248,316
                                                              ---------------

Property, plant and equipment - at cost                             2,129,070
     Less: accumulated depreciation                                  (833,900)
                                                              ---------------

                                                                    1,295,170
Intangible asset - net
     License                                                           53,497
                                                              ---------------

           Total Assets                                       $     3,596,983
                                                              ===============

             Liabilities and Stockholders' Deficiency

Current liabilities:
     Note payable - bank                                      $        66,425
     Accrued liabilities                                              816,482
     Accounts payable                                               2,055,941
     Due to stockholders                                              148,281
     Due to a related company                                         132,850
     Due to director                                                  703,558
     Other accounts payable                                            29,910
                                                              ---------------

           Total current  liabilities                               3,953,447
                                                              ---------------

Commitments and Contingencies

Stockholders' Deficiency
     Common stock - stated value                                    1,262,284
     Additional paid-in capital                                       648,051
     Deficit                                                       (2,266,799)
                                                              ---------------

           Total stockholders' deficiency                            (356,464)
                                                              ---------------
           Total liabilities and stockholders' deficiency     $     3,596,983
                                                              ===============

              GUANGZHOU CITY VIEW BUS INSTALLATION COMPANY LIMITED

                      STATEMENTS OF OPERATIONS AND DEFICIT

                                DECEMBER 31,2003

                                                    Years Ended December 31,
                                                   2003                  2002
                                                   ----                  ----

  Revenue                                          $   139,353    $   728,699

Cost of sales                                          143,674        564,269
                                                   -----------    -----------

      Gross (loss)/profit                               (4,321)       164,430

      General and administrative expenses              249,339        278,347
                                                   -----------    -----------

Operating loss                                        (253,660)      (113,917)

Other income (expense)
     Other income                                          765         10,456
     Interest expense                                  (18,752)       (14,439)
                                                   -----------    -----------

Loss for the year                                     (271,647)      (117,900)

Deferred income taxes                                  (90,000)
                                                   -----------    -----------

Net Loss                                              (361,647)      (117,900)

Deficit - beginning of year                         (1,905,152)    (1,787,252)
                                                   -----------    -----------

Deficit - end of year                              $(2,266,799)   $(1,905,152)
                                                   ===========    ===========


    The accompanying notes are an integral part of the financial statements.

              GUANGZHOU CITY VIEW BUS INSTALLATION COMPANY LIMITED

                            STATEMENTS OF CASH FLOWS

                                DECEMBER 31,2003

                                                  Years Ended December 31,
                                                   ----------------------
                                                      2003         2002
                                                   ---------    ---------
Cash Flows From Operating Activities
     Loss for the year                             $(271,647)   $(117,900)
     Adjustments to reconcile net loss to net
      cash provided by operating activities:
         Depreciation                                102,316      108,756
         Amortization of patent rights                23,092       23,092

         Changes in operating
          assets and liabilities:
              Prepaid expenses and other assets       73,171      266,539
              Accrued liabilities                   (366,240)    (302,956)
                                                   ---------    ---------

     Net cash used in operating activities          (439,308)     (22,469)
                                                   ---------    ---------

Cash Flows From Investing Activities
     Purchases of property and equipment              (4,881)      (5,942)
                                                   ---------    ---------

     Net cash used in investing activities            (4,881)      (5,942)

Cash Flows From Financing Activities
     Due to stockholders and related parties         533,657       56,269
     Notes payable - bank - net                     (108,696)     (48,309)
                                                   ---------    ---------

     Net cash provided by financing activities       424,961        7,960
                                                   ---------    ---------

Net decrease in cash                                 (19,228)     (20,451)

Cash - beginning of year                              24,503       44,954
                                                   ---------    ---------

Cash - end of year                                 $   5,275    $  24,503
                                                   =========    =========

    The accompanying notes are an integral part of the financial statements.

              GUANGZHOU CITY VIEW BUS INSTALLATION COMPANY LIMITED

                        NOTES TO THE FINANCIAL STATEMENTS

1.    BUSINESS DESCRIPTION AND ORGANIZATION

      Guangzhou City View Bus Installation Company Limited ("the company") was incorporated as a "joint venture" Company in December 13, 1993 in the People's Republic of China ("PRC"). Being a Company organized as a joint venture company in the PRC, no stock is required to be issued to the members of the joint venture. On September 25, 1996, the Company obtained an operational license to manufacture buses in PRC.

      The Company has two independent factories located in Zeng Cheng and Guangzhou. All legal rights to use the PRC factory in Guangzhou belong to another PRC company called Guangzhou Public Automobile No. 2 Company ("Guangzhou Public"), which is also a 10% stockholder of the Company. Guangzhou Public has been in substance entitled to all the legal rights of ownership and therefore, all the economic benefits of the Guangzhou City factory for the past several years. Therefore, these financial statements only included the accounts and activity of the Zeng Cheng factory.

      The "Eagle" series brand buses are presently being produced by the Company. All technologies for the buses have been approved by the China, Hong Kong, Macau and East Asia's standards.

      In order to manufacture a bus, the Company is required to develop a set of technical procedures and obtain the approval on the set of technical procedures from the Motor Vehicle Registration Department of China Government. It had already developed 13 sets of technical procedures in Year 2002 and further obtained 29 sets of technical procedures at end of Year 2003.

2.    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

      PRINCIPLES AND BASIS OF PRESENTATION

      The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America. Certain reclassifications have been made to financial information for the prior year to conform to the current year's presentation.

      The Company has determined The Peoples Republic of China Chinese Yuan Renminbi to be the functional currency of the Company. There were no gains or losses recognized as a result of translating foreign currencies to the U.S. dollars due to the stability of the currency in 2003. The balance sheets were translated at historical exchange rates. Expenses were translated at exchange rates in effect during the year, substantially the same as the year end exchange rates. No assurance however, can be given as to the future valuation of the foreign currencies and how further movements in the foreign currencies could affect future earnings of the Company.

      CAPITAL RESOURCES, BUSINESS RISKS AND GOING CONCERN

      The Company's future business operations are subject to all of the risks inherent in bus manufacturing operations. At December 31, 2003, current liabilities exceeded current assets by $1,502,571. Additional capital resources through current and future offerings of securities will be needed in order to accomplish the Company's present manufacturing plans. The manufacturing facilities and other operations in China, as well as the business financial condition and results of operations are, to a significant degree, subject to economic, political and social events in China.

              GUANGZHOU CITY VIEW BUS INSTALLATION COMPANY LIMITED

                        NOTES TO THE FINANCIAL STATEMENTS

2.    BUSINESS DESCRIPTION AND ORGANIZATION (Continued)

      CAPITAL RESOURCES, BUSINESS RISKS AND GOING CONCERN (Continued)

      Negative developments in these or other business risk factors will have a material adverse effect on the Company's future financial position, results of operations and cash flows, thus raising substantial doubt about the company's ability in the future to continue as a going concern.

      The Company had obtained patents in China. Intellectual property protection measures may not be sufficient to prevent misappropriation of the technology or competitors may independently develop technologies that are substantially equivalent or superior to the Company's technology. Legal systems of many foreign countries, including China, do not protect intellectual property rights to the same extent as the legal system of the United States. If the Company cannot adequately protect its proprietary information and the business financial condition and results of operations could be materially adversely affected in the future.

      CONTROL BY PRINCIPAL STOCKHOLDER AND CHANGE IN CONTROL

      One stockholder and other related parties beneficially and in the aggregate, own the majority of the voting power of the outstanding shares of the common stock of the Company. Accordingly, if they voted their shares uniformly, would have the ability to control the approval of most corporate actions. A change in control in the Company has occurred as a result of a stock purchase agreement signed March 13, 2003 with Ming Hua Environmental Protection Science and Technology Limited, refer to note 9, for more details,. This stock purchase agreement was approval by the State Administration for Industry and Commerce of the PRC on January 27, 2004.

      START-UP COSTS

      The Company, in accordance with the provisions of the American Institute of Certified Public Accountants' Statement of Position (SOP) 98-5, "Reporting on the Costs of Start-up Activities, expenses all start-up and organizational costs as they are incurred. Preproduction design and development costs are expensed as incurred. Costs incurred to design and develop moulds, dies and other tools are capitalized as equipment.

              GUANGZHOU CITY VIEW BUS INSTALLATION COMPANY LIMITED

                        NOTES TO THE FINANCIAL STATEMENTS

2.    BUSINESS DESCRIPTION AND ORGANIZATION (Continued)

      USE OF ESTIMATES

      The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

      Several areas require significant management estimates relating to uncertainties for which it is reasonably possible that there will be a material change in the near term. The more significant areas requiring the use of management estimates related to valuation of inventory, equipment, accrued liabilities, and the useful lives for amortization and depreciation.

      REVENUE RECOGNITION

      The Company adopted the U.S. Securities and Exchange Commission's (SEC) Staff Accounting Bulletin No. 101, "Revenue Recognition in Financial Statements," as of January 1, 2000. In SAB No. 101, the SEC expressed its view that revenue was realizable and earned when the following four criteria were met: (1) persuasive evidence of an arrangement exists; (2) delivery has occurred or the service have been rendered; (3) the seller's price to the buyer is fixed or determinable; and (4) collectibility is reasonably assured.

      The Company recognizes revenue from the sale of buses in accordance with SAB No. 101.

      CASH AND CASH EQUIVALENTS

      The Company invests idle cash primarily in money market accounts, certificates of deposits and short-term commercial paper. Money market funds and all highly liquid debt instruments with an original maturity of three months or less are considered cash equivalents.

      PROPERTY AND EQUIPMENT

      Impairment of long-lived assets is recognized when events or changes in circumstances indicate that the carrying amount of the asset, or related groups of assets, may not be recoverable. Under the provisions of SFAS No. 144, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to Be Disposed Of", the Company recognizes an "impairment charge" when the expected net undiscounted future cash flows from an asset's use and eventual disposition are less than the asset's carrying value and the asset's carrying value exceeds its fair value. Measurement of fair value for an asset or group of assets may be based on appraisal, market values of similar assets or estimated discounted future cash flows resulting from the use and ultimate disposition of the asset or assets.

              GUANGZHOU CITY VIEW BUS INSTALLATION COMPANY LIMITED

                        NOTES TO THE FINANCIAL STATEMENTS

2.    BUSINESS DESCRIPTION AND ORGANIZATION (Continued)

      PROPERTY AND EQUIPMENT (Continued)

      Expenditures for maintenance, repairs and betterments, which do not materially extend the normal useful life of an asset, are charged to operations as incurred. Upon sale or other disposition of assets, the cost and related accumulated depreciation are removed from the accounts and any resulting gain or loss is reflected in income.

      Depreciation and amortization are provided for financial reporting primarily on the accelerated and the straight-line methods over the estimated useful lives of the respective assets as follows:

                                                                Estimated
                                                              Useful Lives

Land and building and leasehold improvements                     20 years
Machinery and equipment                                          10 years
Transportation and delivery equipment                             5 years
Office and computer software and equipment                        5 years

      INTANGIBLE ASSET

      Intangible asset (license) will be amortized when placed in service, using the straight-line method over 10 years. The Company examines the carrying value of its intangible assets to determine if there are any impairment losses. If indicators of impairment were present in intangible assets used in operations and future cash flows were not expected to be sufficient to recover the assets' carrying amount, an impairment loss would be charged to expense in the period identified. No event has been identified that would indicate an impairment of the value of intangible assets recorded in the accompanying consolidated financial statements.

      Components of the caption Intangible Assets - net in the balance sheets at December 31, 2003 consist of:



License:                                        $  122,774
     Less: accumulated amortization                      -
                                                         -
                                                    69,277
                                                ----------
     Total intangible assets - net              $   53,497
                                                ==========

      The license is granted only for the production of a certain model bus. Any new models to be produced , will require a separate new license.

              GUANGZHOU CITY VIEW BUS INSTALLATION COMPANY LIMITED

                        NOTES TO THE FINANCIAL STATEMENTS

2.    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

      INCOME TAXES

      Income tax expense is based on reported income before income taxes. Deferred income taxes reflect the effect of temporary differences between assets and liabilities that are recognized for financial reporting purposes and the amounts that are recognized for income tax purposes. In accordance with Statement of Financial Accounting Standard (SFAS) No. 109, "Accounting for Income Taxes," these deferred taxes are measured by applying currently enacted tax laws.

      RELATED PARTY TRANSACTIONS AND STOCKHOLDER'S LOANS

      The caption "Due to Stockholders" and "Due to Related Company" are Loans that are unsecured, non-interest bearing and have no fixed terms of repayment, therefore, deemed payable on demand.

      The additional paid-in capital of $648,051, resulted from a stockholder converting his loans to equity in prior years.

3.    PROPERTY AND EQUIPMENT

      Property and equipment at cost consists of:


 Land and building and leasehold improvement         $    1,565,665


 Machinery                                                  266,493
 Transportation and delivery equipment                      171,084
 Furniture and equipment                                    125,828
                                                     --------------
                                                          2,129,070

 Less: accumulated depreciation                            (833,900)
                                                     ---------------

                       TOTAL                         $    1,295,170
                                                     ==============

      Depreciation expense for the years ended December 31, 2003 and 2002 were $102,316 and $108,756, respectively.

              GUANGZHOU CITY VIEW BUS INSTALLATION COMPANY LIMITED

                        NOTES TO THE FINANCIAL STATEMENTS

4.    NOTES PAYABLE - BANK

      This bank loan consists of a credit line agreement, denominated in Chinese Yuan Renminbi, from a Chinese bank secured by the land of the company. The outstanding loan balance, as represented by management at December 31, 2003 was $66,425. This note was paid off on March 31, 2004.

      Total interest expense incurred and charged to expense was $18,752 and $14,439 for the years ended December 31, 2003 and 2002 respectively.

5.    INCOME TAXES

      The Company accounts for income taxes in accordance with the provisions of SFAS No. 109, "Accounting for Income Taxes."

      Income tax expense is based on reported income before income taxes. Deferred income taxes reflect the effect of temporary differences between assets and liabilities that are recognized for financial reporting purposes and the amounts that are recognized for income tax purposes. In accordance with SFAS No. 109, "Accounting for Income Taxes", these deferred income taxes are measured by applying currently enacted tax laws. PRC income tax has been calculated at the rate of 24% on the estimated assessable profits for the year.

      The Company withholds and pays income taxes on its employees' wages, which funds the Chinese government's sponsored health and retirement programs of the employees.


6.    SUPPLEMENTAL CASH FLOW INFORMATION

                                       2003                      2002
                                       ----                      ----

 Interest paid                   $        -               $        -
                                 ==================       ===================

 Taxes paid                      $        -               $         -
                                 ==================       ===================

              GUANGZHOU CITY VIEW BUS INSTALLATION COMPANY LIMITED

                        NOTES TO THE FINANCIAL STATEMENTS

7.    FAIR VALUE OF FINANCIAL INSTRUMENTS

      Statement of Financial Accounting Standards No. 107, Disclosures about Fair Value of Financial Instruments ("SFAS 107") requires entities to disclose the fair values of financial instruments except when it is not practicable to do so. Under SFAS No. 107, it is not practicable to make this disclosure when the costs of formulating the estimated values exceed the benefit when considering how meaningful the information would be to financial statement users.

      As a result of the difficulties presented in the valuation of the loans receivable and payable from related entities/parties because of their related party nature, estimating the fair value of these financial instruments is not considered practicable. The fair values of all other assets and liabilities do not differ materially from their carrying amounts. None of the above is derivative financial instruments and none is held for trading purposes.

8.    SUBSEQUENT EVENTS

      On March 13, 2003, Ming Hua Environmental Protection Science and Technology Limited, ("Ming Hua Science") a company incorporated in Hong Kong owned by Top Team Holdings Limited, a BVI limited Company wholly owned by Minghua Group International Holdings (Hong Kong) Limited entered into a stock purchase agreement for the purchase of 89.8 % of the total issued shares of the Company through Eagle Bus Development Limited ("Eagle Bus") and Good View Bus Manufacturing (Holdings) Company Limited ("Good View"). Ming Hua Science paid $967,585 and issued 4,300 shares (43% of the total issued shares) of Ming Hua Science to Mr. Kok Sin Keung. (the major shareholder of Eagle Bus and Good View).

      This acquisition was made on behalf of Minghua Guoup International Holdings Ltd., ("Minghua") a public company trading on the NASDAQ, over the Counter Bulleting Board. The Company will be producing buses for Minghua in 2004.

              GUANGZHOU CITY VIEW BUS INSTALLATION COMPANY LIMITED

                        NOTES TO THE FINANCIAL STATEMENTS

9.    SUBSEQUENT EVENTS (Continued)

      The following unaudited proforma condensed balance sheet gives effect to the above stock purchase agreement, as if it occurred on December 31, 2003 showing combined financial information with Minghua:

      PRO FORMA CONDENSED BALANCE SHEET AT DECEMBER 31, 2003


                                                    As          Pro Forma      Combined
                                                  Reported     Adjustments     Pro Forma
                                                -----------    -----------    -----------
       Assets

Current assets                                  $ 2,248,316    $   798,452    $ 3,046,768
Property plant and equipment - net                1,295,170        364,276      1,659,446

Other assets                                         53,497      1,384,299      1,437,796
                                                -----------    -----------    -----------

Total assets                                    $ 3,596,983    $ 2,547,027    $ 6,144,010
                                                ===========    ===========    ===========

     Liabilities and stockholders' deficiency

Current liabilities                             $ 3,953,447    $ 2,731,481    $ 6,684,928
Long term liabilities                                    --      3,128,225      3,128,225
Stockholders' deficiency                           (356,464)    (3,312,679)    (3,669,143)
                                                -----------    -----------    -----------

Total liabilities and stockholders'
   Deficiency                                   $ 3,596,983    $ 2,547,027    $ 6,144,010
                                                ===========    ===========    ===========


10. NEW ACCOUNTING PRONOUNCEMENTS

      In January 2003, the FASB issued Interpretation No. 46 (FIN
      46),"Consolidation of Variable Interest Entities," which clarifies the application of Accounting Research Bulletin (ARB) No. 51, "Consolidated Financial Statements," relating to consolidation of certain entities. First, FIN 46 will require identification of the Company's participation in variable interest entities ("VIE"), which are defined as entities with a level of invested equity that is not sufficient to fund future activities to permit them to operate on a stand alone basis, or whose equity holders lack certain characteristics of a controlling financial interest. Then, for entities identified as VIE, FIN 46 sets forth a model to evaluate potential consolidation based on an assessment of which party to the VIE, if any, bears a majority of the exposure to its expected losses, or stands to gain from a majority of its expected returns. FIN 46 is effective for all new variable interest entities created or acquired after January 31, 2003. For VIE created or acquired prior to February 1, 2003, the provisions of FIN 46 must be applied for the first interim or annual period beginning after June 15, 2003. FIN 46 also sets forth certain disclosures regarding interests in VIE that are deemed significant, even if consolidation is not required. The Company is currently evaluating the effect that the adoption of FIN 46 will have on its results of operations and financial condition.